UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

(Exact name of registrant as specified in its charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

	99.1	The Registrant’s April 17, 2003, press release announcing its earnings results for the three-month period ended March 31, 2003.

Item 9.	Regulation FD Disclosure and Information Furnished under Item 12 (Disclosure of Results of Operations and Financial Condition)

On April 17, 2003, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.

On April 17, 2003, the Registrant issued a press release announcing its earnings results for the three-month period ended March 31, 2003. This press release, dated April 17, 2003, is attached as Exhibit 99.1 to this report and is being filed pursuant to Item 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583 and shall be incorporated by reference into the Registrant’s filings under the Securities Act of 1933 and the Securities Exchange Act of 1934, as appropriate.

ANNEX A

First Quarter 2003 Review April 17, 2003 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated second quarter and full-year 2003 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy, which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Economy impacts 1Q earnings Lower net interest margin Pressure on market-sensitive businesses Strong expense management Continued focus on asset quality Business alignment

Financial Summary - 1Q03 EPS of $0.51 Revenues under pressure Expense discipline strong Average core deposits up Net charge-offs and NPLs down Repurchased 2 million shares

Net Interest Income 1Q02 2Q02 3Q02 4Q02 1Q03 Net Int Inc 702 721 722 724 703 Net Int Margin 0.0393 0.0398 0.0399 0.0398 0.0386 1Q02 2Q02 3Q02 4Q02 1Q03 Comml Loans 38081 37919 37190 36998 37024 Consumer 25409 26009 26296 25679 25821 Investments 8493 8651 8597 9877 10579 Net Interest Income (TE) Net Interest Margin (TE) Net Interest Income (TE) Average Earning Assets Investments Consumer Loans Commercial Loans $71,981 $72,579 $72,083 $72,554 $73,424 $ in millions

1Q03 vs. 1Q02 Commercial $37,140 $37,088 $36,497 $36,367 $36,463 (1.8) % Consumer 22,908 23,967 24,591 24,308 24,683 7.7 Exit Portfolios Auto 2,499 2,041 1,705 1,371 1,135 (54.6) Commercial 941 832 693 631 564 (40.1) 1Q02 2Q02 3Q02 4Q02 1Q03 Commercial Loans 37140 37088 36497 36367 36463 Consumer Loans 22908 23967 24591 24308 24683 Auto Runoff 2499 2041 1705 1371 1135 C&I Runoff 941 832 693 631 564 Average Loans $ in millions $63,488 $63,928 $63,486 $62,677 $62,845 % Change

% Change 1Q03 vs. 1Q02 4Q02 1Q03 1Q02 4Q02* Noninterest Bearing $8.6 $9.9 $9.8 14% (6)% NOW & MMDA 13.4 15.2 16.8 25 43 Savings Deposits 1.9 2.0 2.0 5 13 CDs Under 100k 13.4 12.2 11.8 (12) (14) Total Core Deposits $37.3 $39.3 $40.4 8% 12% $ in billions Average Core Deposit Growth *Annualized

Noninterest Income 4Q02 $446 Noninterest Income 1Q03 vs. 4Q02 Trust & Investment Services (10) Letter of Credit & Loan Fees (10) Investment Banking & Capital Markets (8) Service Charges on Deposit Accounts (7) All other-net (14) Total (49) Noninterest Income 1Q03 $397 in millions

Noninterest Expense 1Q03 vs. 4Q02 Personnel 9 Marketing (8) Professional Fees (4) All other- net (8) Total (11) Noninterest Expense 4Q02 $668 Noninterest Expense 1Q03 $657 in millions

Net Charge-offs by Loan Type in millions Continuing Portfolio Commercial $69 $76 $84 $84 $70 Consumer 67 59 51 63 60 136 135 135 147 130 Run-off Portfolio & Loan Sales 70 68 50 39 31 Total Net C/O $206 $203 $185 $186 $161 1Q02 2Q02 3Q02 4Q02 1Q03

Asset Quality Indicators $ in millions 1Q02 2Q02 3Q02 4Q02 1Q03 Nonperforming Loans $973 $957 $987 $943 $904 to EOP Loans 1.52% 1.50% 1.57% 1.51% 1.44% Nonperforming Assets $1,012 $995 $1,017 $993 $968 to EOP Loans + OREO 1.58% 1.56% 1.61% 1.59% 1.54% Net C/O $206 $203 $185 $186 $161 to Average Loans 1.32% 1.27% 1.16% 1.18% 1.04% Allowance $1,607 $1,539 $1,489 $1,452 $1,421 to Total Loans 2.51% 2.41% 2.37% 2.32% 2.27% to Nonperforming Loans 165% 161% 151% 154% 157%

Run-Off Loan Portfolio & Nonreplenished Allowance 1Q02 2Q02 3Q02 4Q02 1Q03 Commitments $1,532 $1,143 $1,005 $940 $766 Outstandings 941 724 662 599 496 Allowance for Loan Losses 205 137 87 48 17 NPLs 208 132 91 85 58 in millions

1Q02 2Q02 3Q02 4Q02 1Q03 NPLs beginning of period $910 $973 $957 $987 $943 Loans placed on nonaccrual status 294 254 281 339 237 Charge-offs (206) (203) (185) (186) (161) Loans sold -- (18) (25) (36) (21) Payments (22) (49) (41) (149) (75) Transfers to OREO (3) -- -- -- (19) Loans returned to accrual status -- -- -- (13) -- Acquisition -- -- -- 1 -- NPLs end of period $973 $957 $987 $943 $904 $ in millions Nonperforming Loans- Flow Analysis

Total Revenue (TE) by Line of Business Key Consumer Banking Key Corporate & Investment Banking KeyCapital Partners Revenue 1q02 405.1 550.9 213.1 1Q02 1Q03 $ in millions 1Q02 1Q03 $ % Retail Banking $ 311 $ 320 $ 9 3% Small Business 90 94 4 4 Consumer Finance 150 150 - - Corporate Banking 249 234 (15) (6) Real Estate Capital 90 84 (6) (7) Equipment Finance 66 71 5 8 Investment Mgmt Services 213 192 (21) (10) Investment Management Services 18% Consumer Banking 47% Corporate & Investment Banking 35% Change Key Consumer Banking Key Corporate & Investment Banking KeyCapital Partners Revenue 1q02 405.1 550.9 213.1 Investment Management Services 17% Consumer Banking 49% Corporate & Investment Banking 34%

1Q02 1Q03 $ % Retail Banking $ 54 $ 62 $ 8 15% Small Business 21 22 1 5 Consumer Finance 6 12 6 100 Corporate Banking 59 51 (8) (14) Real Estate Capital 36 30 (6) (17) Equipment Finance 19 25 6 32 Investment Mgmt Services 23 20 (3) (13) Net Income by Line of Business Key Consumer Banking Key Corporate & Investment Banking KeyCapital Partners Net Income 1Q03 107.4 95.6 20.2 Key Consumer Banking Key Corporate & Investment Banking KeyCapital Partners Net Income 1q02 115.9 80.8 23.2 1Q02 1Q03 Corporate & Investment Banking 48% Consumer Banking 43% Investment Management Services 9% Investment Management Services 11% Consumer Banking 37% Corporate & Investment Banking 52% Change $ in millions

Tangible Equity to Tangible Assets 1Q02 2Q02 3Q02 4Q02 1Q03 KEY 0.0657 0.0669 0.0671 0.0673 0.0671 Peer Average - S& P 500 Banks Index 0.0662 0.0673 0.0663 0.0654

2003 Outlook Revenue - challenging environment Net interest margin pressure Flat loans Pressure on market-sensitive businesses Expense - well controlled Asset Quality - stable to improving EPS: $2.15 - $2.30

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)

Date: April 17, 2003	/s/ Lee Irving By: Lee Irving Executive Vice President and Chief Accounting Officer